Environmental rehabilitation obligation and other provisions	12 Months Ended
Dec. 31, 2022
Provision for decommissioning, restoration and rehabilitation costs [abstract]
Environmental rehabilitation obligation and other provisions
30. Environmental rehabilitation obligation and other provisions

Significant accounting judgements and estimates
The Group’s mining and exploration activities are subject to various laws and regulations governing the protection of the environment. The Group recognises management’s best estimate for asset retirement obligations in the period in which they are incurred. Actual costs incurred in future periods could differ materially from the estimates. Additionally, future changes to environmental laws and regulations, life-of-mine estimates and discount rates could affect the carrying amounts of these provisions.

These provisions are calculated using the following assumptions:
	Inflation rate	Discount rate	Discount period
2022
SA gold operations	6.5%	7.8% – 11.5%	1 – 22 years
SA PGM operations	6.5%	7.8% – 11.6%	1 – 49 years
US PGM operations	4.0%	4.0%	31 – 43 years
Battery metals	2.5%	3.3%	24 years
2021
SA gold operations	6.0%	5.1% – 10.6%	1 – 24 years
SA PGM operations	6.0%	5.1% – 10.6%	1 – 50 years
US PGM operations	2.0%	1.9%	35 – 40 years
2020
SA gold operations	6.0%	4.0% – 10.9%	1 – 21 years
SA PGM operations	6.0%	4.0% – 10.8%	1 – 32 years
US PGM operations	2.0%	1.5% – 1.7%	24 – 38 years

Accounting Policy
Provisions are recognised when the Group has a present obligation, legal or constructive, resulting from past events and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation.
Long-term environmental obligations are based on the Group’s environmental management plans, in compliance with applicable environmental and regulatory requirements.
The estimated costs of rehabilitation are reviewed annually and adjusted as appropriate for changes in legislation, technology or other circumstances. Cost estimates are not reduced by the potential proceeds from the sale of assets or from plant clean up at closure.
Based on disturbances to date, the net present value of expected rehabilitation cost estimates is recognised and provided for in full in the financial statements. The estimates are reviewed annually and are discounted using a risk-free rate that is adjusted to reflect the current market assessments of the time value of money.
Annual changes in the provision consist of finance costs relating to the change in the present value of the provision and inflationary increases in the provision estimate, as well as changes in estimates. Changes in estimates are capitalised or reversed against the relevant asset or liability to the extent that it meets the definition of dismantling and removing the item and restoring the site on which it is located. Costs that relate to an existing condition caused by past operations and do not have a future economic benefit are recognised in profit or loss. If a decrease in the liability exceeds the carrying amount of the asset, the excess is recognised immediately in profit or loss. The present value of environmental disturbances created are capitalised to mining assets against an increase in the environmental rehabilitation obligation.
Rehabilitation projects undertaken, included in the estimates are charged to the provision as incurred. The cost of ongoing current programmes to prevent and control environmental disturbances is recognised in profit or loss as incurred. The unwinding of the discount due to the passage of time is recognised as finance cost, and the capitalised cost is amortised over the remaining lives of the mines.

Figures in million - SA rand	Notes	2022	2021	2020
Balance at beginning of the year		8,263	8,634	8,715
Interest charge	5.2	611	615	684
Utilisation of environmental rehabilitation obligation[1]		(236)	(236)	(97)
Change in estimates charged to profit or loss[2]		(183)	(178)	(375)
Change in estimates capitalised[2]		(85)	(638)	(318)
Environmental rehabilitation obligation on acquisition of subsidiaries	16.2	97	—	—
Foreign currency translation		85	66	25
Balance at end of the year		8,552	8,263	8,634
Environmental rehabilitation obligation and other provisions consists of:
Environmental rehabilitation obligation		8,435	8,146	8,517
Other provisions		117	117	117
Environmental rehabilitation obligation and other provisions		8,552	8,263	8,634
[1] The cost of ongoing current programmes to prevent and control environmental disturbances, including reclamation activities, is charged to cost of sales as incurred
[2] Changes in estimates result from changes in reserves and corresponding changes in life-of-mine, changes in discount rates, changes in closure cost estimates and changes in laws and regulations governing environmental matters
The Group’s mining operations are required by law to undertake rehabilitation works as part of their ongoing operations. The Group makes contributions into environmental rehabilitation obligation funds (see note 21) and holds guarantees to fund the estimated costs.
Post closure water management liability
The Group continues to monitor the potential risk of long-term acid and non-acidic mine impacted water and other groundwater pollution challenges also experienced by peer mining groups. Acid mine drainage (AMD) specifically relates to the acidification and contamination of naturally occurring water resources by pyrite-bearing ore contained in underground mines, rock dumps, tailings facilities and pits on surface. As yet, the Group has not been able to reliably determine the financial impact that AMD and groundwater pollution may have on the Group, nor the timing of possible outflow due to the need to understand the final footprint of impacted areas on surface and the mine void upon re-watering.
The potential for acidic and non-acidic mine impacted water and other groundwater impacts, how, where and if they will manifest and the associated environmental/closure liability will be determined as part of the Group’s quantification of any post-closure residual environmental impacts using a robust and defendable risk assessment process. This will be a requirement in the proposed amended Financial Provisioning (FP) Regulations that comes into effect in September 2023. As per the recent closure process undertaken at our Cooke Operations, detailed studies to understand the hydrology and hydrogeology were undertaken, including the modelling of worst-case scenarios assuming waste on surface cannot be removed. These studies further included the modelling of the mined out void, re-watering rate and natural groundwater flow in the dolomite aquifer overlaying the mined-out area, including the relationship with adjacent mining areas and surface water resources to understand cumulative impacts.
The conclusions from the studies were used to inform a risk assessment and closure strategy to reliably predict water quality impacts as part of long term sustainable closure solution. In addition, in the December 2022 closure liability assessments, the Group makes financial provision of R956 million (undiscounted) for what it specifically termed “Post Closure Aspects” – this includes but is not limited to amongst others, post-closure water management aspects such as initial and post-decant surface and groundwater monitoring, wetlands, biomonitoring and aquatics monitoring and care-and-maintenance monitoring. Post-closure water management equals to R450 million of the total amount. During the operational life-of-mine, we aim at investigating and implementing practical, sustainable and cost-effective solutions that, where possible, reduces post-closure impacts as effectively as possible, whilst also promoting the establishment and implementation of self-sustaining ecosystems and processes, respectively, that would require very limited or no ongoing active management by the mine, in a post-closure scenario.